Exhibit 10.7

                           UNIT SUBSCRIPTION AGREEMENT


          This Agreement made the 11th day of March, 1999

BETWEEN:

         Delbert Steiner
         3555 Country Club Drive
         Lewiston, Idaho  83501

         the "Subscriber")

AND:

         IDAHO CONSOLIDATED METALS CORPORATION, a company incorporated under the laws of British Columbia, having its principal office at 540 Main Street, Suite 470, Lewiston, Idaho, 83501

         (the "Company")

                  WHEREAS the Company has agreed to sell securities by way of private placement by way of the sale of Units (as hereinafter defined) at a price of U.S.$0.10 per Unit (Cdn.$0.15 per Unit) and the Subscriber has agreed to participate in the private placement.

                  NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual promises and agreements herein contained, the parties agree each with the other as follows:

Subscription
------------

1. Subject to the terms of this Agreement, the Subscriber hereby irrevocably subscribes for 75,800 units (the "Units"), each Unit consisting of one common share (the "Share") in the capital stock of the Company and one non-transferable common share purchase warrant (the "Warrant"), at a price of U.S.$0.10 per Unit (Cdn.$0.15 per Unit) and agrees to pay the total subscription price of U.S.$0.10 or Cdn.$0.15 (the "Subscription Proceeds") by delivering to the Company, concurrently with the execution and delivery of this Agreement, a cheque in favour of the Company in the amount of the Subscription Proceeds.

Registration and Delivery
-------------------------

2. The Company will cause the Shares to be issued as fully paid and non-assessable and the Warrants to be created and issued on the Closing Date (as hereafter defined) and shall register the share certificates representing the Shares and the warrant certificate representing the Warrants in accordance with the instructions from the Subscriber set out on Appendix I hereto.

  Certificates representing the Shares and the Warrants will be available for delivery on the Closing Date and shall be delivered to the address specified by the Subscriber on Appendix I.

Closing Date
------------

3. The closing of the private placement as contemplated hereby shall be completed on or before the fifth business day after receipt by the Company of written notification of acceptance by the Vancouver Stock Exchange (the "Exchange") of final documentation in connection with the private placement, or on such later date as the Company and the Subscriber may agree (the "Closing Date"). The Company may, in its sole discretion, close the private placement in one or more tranches.

Warrants
--------

4. The Warrants shall be non-transferable and one Warrant shall entitle the Subscriber to purchase one common share (the "Warrant Share") in the capital stock of the Company for a term of two years from the Closing Date at a price of U.S.$0.10 (Cdn.$0.15) per Warrant Share in the first year and at a price of U.S.$0.12 (Cdn.$0.18) per Warrant Share in the second year. The terms and conditions governing the Warrants shall contain provisions, inter alia, for appropriate adjustment in the class, number and price of the shares issuable pursuant to any exercise thereof upon the occurrence of certain events including any subdivision, consolidation or reclassification of the shares, the payment of stock dividends or the amalgamation of the Company.

Representations and Warranties of the Subscriber
------------------------------------------------

5. The Subscriber hereby represents and warrants to the Company that:

     (a) the Subscriber, if a corporation, is a valid and subsisting corporation under the laws of its incorporating jurisdiction, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, and this Agreement constitutes a legal, valid and binding contract of the Subscriber enforceable against the Subscriber in accordance with its terms;

     (b)  the Subscriber is either:

          (i)  a resident of the Province of British Columbia, or

          (ii) not a resident of the Province of British Columbia but a resident in the province or jurisdiction set out on the cover page of this Agreement;

     (c) if the Subscriber is a "U.S. Person" (as such term is defined in Regulation S under the United States Securities Act of 1933 as amended (the "1933 Act")):

          (i) the Subscriber satisfies one or more of the categories indicated below:

[CIRCLE APPLICABLE Category 1. A director or executive officer of the Company; CATEGORY]

               Category 2. An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Units, the Shares, the Warrants and the Warrant Shares (together, the "Securities"), with total assets in excess of U.S.$5,000,000;

               Category 3. A trust that (a) has total assets in excess of U.S.$5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of Securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities;

               Category 4. An investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

               Category 5. A small business investment company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

               Category  6. A small  business  investment  company as defined in section 202(a)(22) of the Investment Advisors Act of 1940;

               Category 7. A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds U.S.$1,000,000;

               Category 8. A natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person's spouse in excess of U.S.$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or,

               Category 9. An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

          (ii) the Subscriber is acquiring the Securities for his own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

          (iii)the Subscriber understands that the Securities have not been and will not be registered under the 1933 Act or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance of an exemption from such registration requirements;

          (iv) the Subscriber has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

          (v) if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, the Subscriber will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

               (A)  the sale is to the Company;

               (B) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

               (C) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "Blue Sky" laws; or

               (D) the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of Securities, and it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the Company;

          (vi) the certificates representing the Securities will bear a legend stating that such shares have not been registered under the 1933 Act or the securities laws of any state of the United States and may not be offer for sale or sold unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available (the "U.S. Legend");

          (vii)the Subscriber understands and agrees that there may be material tax consequences to a Subscriber of an acquisition or disposition of the Securities. The Company gives no opinion and makes no representation with respect to the tax consequences to a Subscriber under United States, state, local or foreign tax law of the undersigned's acquisition or disposition of such Securities. In particular, no determination has been made whether the Company will be a "passive foreign investment company" ("PFIC") within the meaning of Section 1291 of the United States Internal Revenue Code;

          (viii) the Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

     (d) the Subscription Proceeds are not being used to settle outstanding debts of the Company to the Subscriber or, if the Subscription Proceeds are being used to settle outstanding debt owing by the Company to the Subscriber, then the Subscriber is not permitted to receive Warrants comprised in the Units on that part of their subscription that corresponds to the amount of the outstanding debt;

     (e) the Subscriber is purchasing the Units as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Units and the Subscriber is:

          (i) purchasing sufficient Units so that the aggregate acquisition cost of the Units to the Subscriber is not less than Cdn.$97,000, the Subscriber is not a corporation, partnership, trust, fund, association or any other organized group of persons created solely, or used primarily, to permit the purchase of the Units (or other similar purchases) by a group of individuals whose individual share of the aggregate acquisition cost of the Units is less than Cdn.$97,000 and the Purchaser is purchasing the Units as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Units; OR

               (ii) either:

                    (A) a spouse, parent, brother, sister or child of a director or senior officer of the Company or of an affiliate of the Company,

                    (B) a close personal friend of a director or senior officer of the Company, being a person who has known the director or senior officer for a number of years and who, through personal knowledge and friendship, is in a position to access the capabilities and the trustworthiness of the director or senior officer, and is not a person who is a casual business associate of a director or senior officer or a person introduced or solicited for the purpose of purchasing securities; or

                    (C) a corporation, all of the voting securities of which are beneficially owned by one or more of a director or senior officer of the Company or of an affiliate of the Company or by one or more of a spouse, parent, brother or sister, child or close personal friend of a director or senior officer of the Company or of an affiliate of the Company, OR

               (iii) either:

                    (A) a senior officer or director of the Company or a senior officer or director of an affiliate of the Company; (B) a person who is considered under the Income Tax Act to be an employee of the Company or of a person providing management services to the Company so long as that person is not induced to purchase by expectation of employment or continued employment; (C) a person who is a full time dependent contractor working full time for the Company, or for a person providing management services to the Company, providing services normally provided by an employee and is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source so long as that person is not induced to purchase by expectation of employment or continued employment; (D) a person who is a part time dependent contractor working part time for the Company, or for a person providing management services to the Company, on a continuing and regular basis for a minimum amount of time per week, providing services normally provided by an employee and is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source so long as that person is not induced to purchase by expectation of employment or continued employment; or (E) an issuer all of the voting securities of which are beneficially owned by one or more of the persons referred to in subsections 5.(e)(iii)(A), (B), (C) or (D); OR

          (iv) not a resident of the Province of British Columbia;

     (f) to the best of the Subscriber's knowledge, the sale of the Units was not advertised;

     (g) the Subscriber is aware that the Units will be distributed under a special exemption from the registration and prospectus requirements of the British Columbia Securities Act (the "B.C. Act") and states that the Units are not being acquired as a result of any information about the affairs of the Company that is not generally known to the public save knowledge of this particular transaction;

     (h) the Subscriber is not a "control person" of the Company as defined in the B.C. Act and will not become a "control person" of the Company by virtue of the purchase of the Units pursuant to this subscription and does not intend to act in concert with any other person to form a control group;

     (i) the Subscriber has been independently advised as to the applicable hold period imposed in respect of Securities by securities legislation in the jurisdiction in which the Subscriber resides and confirms that no representation has been made respecting the applicable hold periods for the Securities in such jurisdiction and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies; and

     (j) the offer made by this subscription is irrevocable and requires acceptance by the Company and the acceptance of the Exchange.

Acknowledgements and Covenants of the Subscriber
------------------------------------------------

6. The Subscriber hereby acknowledges and covenants that:

     (a) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

     (b)  there is no government or other insurance covering the Securities;

     (c)  there are risks associated with the purchase of the Securities;

     (d) there are restrictions on the Subscriber's ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

     (e) the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the B.C. Act and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

     (f) the Units to be issued pursuant to this Agreement and the Warrant Shares will be issued under an exemption from the registration and prospectus requirements of the B.C. Act and the Rules promulgated thereto (the "Rules") and that the sale by the Subscriber of Securities is, unless otherwise exempted under the B.C. Act or the Rules, deemed to be a distribution to the public unless:

          (i) if the Subscriber is an insider of the Company, other than a director or senior officer of the Company, the Subscriber has filed all records required to be filed under sections 87 (insider reports) and 90 (personal information form) of the B.C. Act;

          (ii) a twelve month period has elapsed from the Closing Date unless, as at the Closing Date the Company is an "AIF Issuer" as defined in the policies of the Exchange, in which event, the twelve month hold period is reduced to a four month hold period from the Closing Date;

          (iii)the trade is not a distribution from the holdings of a control person;

          (iv) no unusual effort is made to prepare the market or to create a demand for the Securities; and

          (v) no extraordinary commission or consideration is paid in respect of the trade; and

     (g) the summary set forth in clause (f) above is based on the provisions of the B.C. Act and the Rules as at the date hereof and is subject to amendment and the Subscriber covenants that, prior to trading in the Securities in British Columbia, the Subscriber will consult with the Subscriber's own legal counsel in connection with the then applicable resale rules.

Representations and Warranties of the Company
---------------------------------------------

7. The Company represents and warrants to the Subscriber that:

     (a) the Company has been duly incorporated and organized and is validly existing and in good standing under the laws of the Province of British Columbia; it has the corporate power to own or lease its property and to carry on its business as currently conducted by it;

     (b) it has the full power, legal right and authority to execute and deliver this Agreement and has such power, legal right and authority to do all such acts and things as are required hereunder to be done, observed or performed by it, subject to and in accordance with the terms hereof;

     (c) all necessary corporate action of the directors of the Company to authorize the execution, delivery and performance of this Agreement has been taken; this Agreement has been duly executed and delivered on behalf of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable by the Subscriber in accordance with its terms;

     (d) the authorized capital of the Company consists of 100,000,000 common shares without par value of which 9,980,804 common shares are validly issued and outstanding as at February 1, 1999;

     (e) the Warrant Shares to be allotted and issued pursuant to the due and valid exercise, in whole or in part, of the Warrants will be duly and validly allotted and authorized to be issued as fully paid and non-assessable common shares upon receipt by the Company of full payment therefor;

     (f) the common shares of the Company are listed and posted for trading only on the Exchange; and

     (g) the Company is a reporting issuer only in British Columbia and it is not in default under the B.C. Act.

Covenants of the Company
------------------------

8. The Company covenants with the Subscriber that:

     (a) it will take all reasonable steps to remain in good standing under the B.C. Act; and

     (b) it will use its reasonable efforts to file an Annual Information Form (as defined in Local Policy 3-17 of the British Columbia Securities Commission) with the British Columbia Securities Commission prior to the Closing Date so that by the Closing Date the Company will be an "AIF Issuer" and therefore will be eligible for the shorter hold period of four months instead of twelve months from the Closing Date.

Private Placement Questionnaire and Undertaking/Form 20A(IP)
------------------------------------------------------------

9. The Subscriber hereby covenants and agrees to execute and deliver to the Company the Private Placement Questionnaire and Undertaking as required by the Exchange attached as Appendix II hereto, for filing with the Exchange in connection with the subscription for Units hereunder.

Certificate Legend
------------------

10. The Subscriber acknowledges that the certificates representing the Shares, the Warrants and the Warrant Shares, if any, will contain the following legend in addition to the U.S. Legend, denoting the restrictions on transfer imposed by the B.C. Act and Rules: "The securities represented by this certificate are subject to a hold period and may not be traded in British Columbia until [twelve months/four months, if applicable] from the Closing Date except as permitted by the B.C. Act and Rules made thereunder."

Exchange Acceptance
-------------------

11. This Agreement is subject to acceptance for filing by the Exchange.

Notices
-------

12. Any notice, demand or other communication (in this paragraph, a "notice") required or permitted to be given or made hereunder shall be in writing and shall be sufficiently given or made if:

     (a) delivered in person during normal business hours on a business day and left with a receptionist or other responsible employee of the addressee at the applicable address set forth above; or

     (b) sent by facsimile transmission, charges prepaid and confirmed by prepaid first class mail in each case addressed to the relevant party as set forth on the first page of this Agreement.

                  Each notice sent in accordance with this paragraph shall be deemed to have been received on the day of delivery, if delivered as aforesaid and, if sent by facsimile transmission, on the date of sending if sent during normal business hours of the addressee on a business day and, if not, on the first business day thereafter. Any party may change its address for notice by giving notice to the other party in accordance with this paragraph.

Governing Law
-------------

13. This Agreement shall be governed by and interpreted and enforced in accordance with, the laws in force in the Province of British Columbia (excluding any conflict of laws, rule or principle which might refer such interpretation to the laws of the another jurisdiction). Each party hereto irrevocably submits to the exclusive jurisdiction of the Courts of British Columbia with respect to any matter arising hereunder or related hereto.

Time of Essence
---------------

14. Time shall be of the essence of this Agreement and in the event the acceptance referred to in paragraph 3 hereof has not been received from the Exchange within 100 days from the date hereof, this Agreement shall thereafter unless extended or continued by the parties hereto, be null and void and of no further force and effect and the total subscription price for the Units will be refunded to the Subscriber by the Company, without interest within ten days of such termination.

Further Assurance
-----------------

15. The parties hereto agree to do or cause to be done all acts or things necessary to implement and carry into effect this Agreement to the full extent.

Assignment, Successors and Assigns
----------------------------------

16. This Agreement shall enure to the benefit of and be binding upon the parties hereto, and their respective heirs, executors, administrators and successors. Neither party may assign any of its interest in this Agreement.

Execution in Counterparts
-------------------------

17. This Agreement may be executed in counterparts, and by facsimile, each of which so signed shall be deemed to be an original and together the counterparts shall constitute one and the same instrument.

                  IN WITNESS WHEREOF the parties hereto have executed these presents.

                          SUBSCRIBER:

                          "Delbert Steiner"
                          ______________________________________________________
                          (signature of subscriber or authorized representative)

                          ______________________________________________________
                          (name and address of subscriber - please print)

                           3555 Country Club Drive
                           Lewiston, Idaho  83501




THE CORPORATE SEAL of IDAHO CONSOLIDATED METALS CORPORATION      )
was hereunto affixed in the presence of:                         )
                                                                 )
Per:                                                             )          C/S
         --------------------------------------------            )
         Authorized Signatory                                    )
                                                                 )

                                   APPENDIX I


TO:      IDAHO CONSOLIDATED METALS CORPORATION

Dear Sirs:

RE:      Private Placement of Units

1. Registration - Registration of the share certificates and warrant certificate which are to be delivered at closing should be as follows:

                  Del Steiner
                  -------------------------------------------------------------
                  (Name)
                  3555 Country Club Drive
                  -------------------------------------------------------------
                  (Address)
                  Lewiston, Idaho  83501
                  -------------------------------------------------------------

2. Delivery - Please deliver the share certificate and warrant certificate to:

                  Same as above
                  -------------------------------------------------------------

                  -------------------------------------------------------------

                  -------------------------------------------------------------







Dated            March 10          , 1999
      ----------------------------


                         Delbert Steiner
                         ------------------------------------------------------
                         (Name of Purchaser - please print)

                         "Delbert Steiner"
                         ------------------------------------------------------
                         (Signature of Purchaser or Authorized Representative)

                                   APPENDIX II







                                  APPENDIX 16A

                 PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING


1. DESCRIPTION OF TRANSACTION

     a)   Name of issuer of the securities

          Idaho Consolidated Metals Corporation
          ----------------------------------------------------------------------

     b)   Number and description of securities to be purchased

          758,000  Units,  each  Unit  consisting  of one  common  share and one
          ----------------------------------------------------------------------
          non-transferable warrant
          ----------------------------------------------------------------------

     c)   Purchase price

          U.S.$0.10 (Cdn.$0.15) per Unit
          ----------------------------------------------------------------------


2. DETAILS OF PURCHASER

     a)   Name of Purchaser Delbert Steiner

     b)   Address 3555 Country Club Drive, Lewiston, Idaho 83501

     c)   If  the  purchaser  is  a  corporation,   state  the  jurisdiction  of
          incorporation

     d) Names and addresses of persons having a greater than 10% beneficial interest in the purchaser, if a corporation or trust

3. RELATIONSHIP TO LISTED COMPANY

     a) State if the purchaser will become a control person with over 20% of the company's issued share capital as a result of the purchase in section 1 above.

          N/A
          ----------------------------------------------------------------------



     b) Does the purchaser own any securities of the issuer at the date hereof, if so, give particulars. State the number of securities of the listed company held by the purchaser not including the purchase in section 1 above.

          673,782 shares and options to purchase 210,000 shares
          ----------------------------------------------------------------------


4. PAYMENT DATE

     a)   State the date the purchaser has advanced full payment.

          March 16, 1999
          ----------------------------------------------------------------------

     b) If the purchase funds are held in trust pending receipt of final regulatory approval identify the trustee and give particulars of the condition(s) required for release of the funds.

          N/A
          ----------------------------------------------------------------------


     c) If the purchaser is an institutional investor and the funds have not yet been advanced, give particulars of the condition(s) required for the advance of funds.

          N/A
          ----------------------------------------------------------------------



5. UNDERTAKING
                                                     *Last amended January 1998

TO:               THE VANCOUVER STOCK EXCHANGE

The undersigned has subscribed for and agreed to purchase as principal, the securities described in section 1 of this Private Placement Questionnaire and Undertaking. (The purchase funds may be deposited in trust with advancement to the Company subject only to receipt of all necessary regulatory approvals).

The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for a period of twelve months (four months if the issuer is an AIF Issuer as defined in the Definitions Section of the Manual) from the payment day, without the prior consent of the Vancouver Stock Exchange and any other regulatory body having jurisdiction. The undersigned acknowledges that all certificates representing the said securities will bear a legend to the effect that the certificates are subject to the applicable hold period.

The undersigned hereby certifies that the said securities are not being purchased as a result of any material information about the Company's affairs that has not been publicly disclosed. The undersigned acknowledges that it is aware that the removal from the securities of any resale restriction after the applicable twelve or four months that is imposed solely as a requirement of the Vancouver Stock Exchange will not entitle it to sell the securities if such sale would contravene any other applicable securities legislation or regulation.


6.                ADDITIONAL UNDERTAKING AND CERTIFICATION
                  - PORTFOLIO MANAGER

If the undersigned is a portfolio manager purchasing as agent for accounts that are fully managed by it, the undersigned acknowledges that it is bound by the provisions of the Securities Act (British Columbia) (the "Act"), and undertakes to comply with all provisions of the Act relating to ownership of, and trading in, securities including, without limitation, the filing of insider reports and reports pursuant to Section 111 of the Act.

If the undersigned carries on business as a portfolio manager in a jurisdiction outside of Canada, the undersigned certifies that:

a) it is purchasing securities of the Issuer on behalf of managed accounts over which it has absolute discretion as to purchasing and selling, and in respect of which it receives no instructions from any person beneficially interested in such accounts or from any other person;

b) it carries on the business of managing the investment portfolio of clients through discretionary authority granted by those clients (a "portfolio manager" business) in ________________________
         [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

c) it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

d) the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000;

e) it does not believe, and has no reasonable grounds to believe, that any resident of British Columbia has a beneficial interest in any of the managed accounts for which it is purchasing; and

f) the Issuer has provided it with a list of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer (which list is attached as a schedule to this Appendix), and it does not believe, and has no reasonable grounds to believe, that any of those persons has a beneficial interest in any of the managed accounts for which it is purchasing, except as follows:

         _______________________________________________________
         (name of insider(s)  or person(s)  carrying on investor
         relations   activities  for  the  Issuer  that  have  a
         beneficial interest in an account)

The undersigned acknowledges that it is bound by the provisions of the British Columbia Securities Act including, without limitation, sections 87 and 111 concerning the filing of insider reports and reports of acquisitions.


                                             Dated at _________________________

                                             this 15th day of March, 1999


                                             Delbert Steiner
                                             __________________________________
                                             Name of Purchaser - please print)


                                             "Delbert Steiner"
                                             __________________________________
                                             (Authorized Signature)

                                             __________________________________
                                             (Official Capacity - please print)

                                             (please  print  name of individual
                                             whose signature appears above,  if
                                             different from name of purchaser
                                             printed above)